Exhibit 10.15

WAIVER AND AMENDMENT NO. 6

TO CREDIT AGREEMENT

This WAIVER AND AMENDMENT NO. 6 TO CREDIT AGREEMENT (this “Agreement”) dated as of March 13, 2013 (the “Effective Date”) is among Jones Energy Holdings, LLC, a Delaware limited liability company (the “Borrower”), the undersigned subsidiaries of the Borrower as guarantors (the “Guarantors”), the Lenders (as defined below and identified on the signature pages hereto), and Wells Fargo Bank, N.A. (“Wells Fargo”), in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A.                                    The Borrower is party to that certain Credit Agreement dated as of December 31, 2009 among the Borrower, the financial institutions party thereto from time to time as lenders (the “Lenders”) and the Administrative Agent, as heretofore amended (as so amended, the “Credit Agreement”).

B.                                    The parties hereto wish to, subject to the terms and conditions of this Agreement, (i) waive the Subject Defaults (as defined in Section 3 below) and (ii) amend the Credit Agreement as provided herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                                          Defined Terms.  As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.  Unless otherwise specifically defined herein, each term defined in the Credit Agreement, as amended hereby, and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, as amended hereby.

Section 2.                                          Other Definitional Provisions.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The term “including” means “including, without limitation,”.  Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 3.                                          Waiver.  The Borrower hereby acknowledges the existence of an Event of Default arising as a result of the Hedged Volumes exceeding the limits set forth in Section 9.18(a)(ii) of the Credit Agreement and has informed the Administrative Agent that such non-compliance with the limits set forth in Section 9.18(a)(ii) of the Credit Agreement may continue until the Borrowing Base is next redetermined pursuant to the Credit Agreement (as amended hereby) (the Event of Default resulting from such non-compliance as it currently exists and as it may continue through and including the effective date of such Borrowing Base redetermination, the “Subject Default”).  Subject to the terms and conditions of this Agreement, the Lenders hereby waive the Subject Default.  The waiver by the Lenders described in this Section 3 is limited to the Subject Default and shall not be construed to be a consent to, or a permanent waiver of, Section 9.18(a)(ii) of the Credit Agreement, or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Loan Documents.  Except as expressly set forth herein with respect to the Subject Default, the Administrative Agent, the Issuing Bank, and the Lenders expressly reserve all their rights, remedies and claims with respect to the Loan Documents, including (a) the right to exercise any rights and remedies available to them in connection with any other present or future defaults with respect to the Credit Agreement or any other provision of any Loan Document and (b) the rights of the Administrative Agent, the Issuing Bank or any Lender to collect the full amounts owing to them under the Loan Documents.  The description herein of the Subject Default is based upon the information provided to the Lenders on or prior to the date hereof and shall not be deemed to exclude the existence of any other Defaults or Events of Default.  The failure of the Lenders to give notice to the Borrower of any such other Defaults or Events of Default is not intended to be nor shall be a waiver thereof.  The Borrower hereby agrees and acknowledges that the Lenders require and will require strict performance by the Borrower of all of its obligations, agreements and covenants contained in the Credit Agreement and the other Loan Documents, and no inaction or action by the Administrative Agent, the Issuing Bank, or any Lender regarding any Default or Event of Default (including but not limited to the Subject Default) is intended to be or shall be a waiver thereof other than the waiver of the Subject Default expressly provided for in this Section 3.  Other than the waiver of the Subject Default expressly provided for in this Section 3, the Borrower hereby also agrees and acknowledges that no course of dealing and no delay in exercising any right, power, or remedy conferred to any Lender in the Credit Agreement or in any other Loan Documents or now or hereafter existing at law, in equity, by statute, or otherwise shall operate as a waiver of or otherwise prejudice any such right, power, or remedy.

Section 4.                                          Amendments to Credit Agreement.

(a)                                 Section 1.02 (Certain Defined Terms) of the Credit Agreement is hereby amended by adding the following new defined term in alphabetical order:

“Sixth Amendment Effective Date” means March 13, 2013.

(b)                                 Section 2.07(b) (Scheduled and Interim Redeterminations) of the Credit Agreement is hereby amended by replacing the reference to “March 1, 2013” found in clause (i) thereof with “May 1, 2013”.

(c)                                  Section 2.07(c) (Scheduled and Interim Redetermination Procedure) of the Credit Agreement is hereby amended by replacing the parenthetical “(and on or before February 15, 2013 in the case of the Scheduled Redetermination scheduled to occur on March 1, 2013)” found in clause (ii)(A) thereof in its entirety with “(and on or before April 15, 2013 in the case of the Scheduled Redetermination scheduled to occur on May 1, 2013)”.

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(d)                                 Section 8.12 (Reserve Reports) of the Credit Agreement is hereby amended by replacing each reference to “February 10, 2013” found in clause (a) thereof in its entirety with “April 15, 2013”.

(e)                                  Section 9.18(a) (Commodity Swap Agreement) of the Credit Agreement is hereby amended by adding the following sentence to the end of clause (i):

Notwithstanding anything herein to the contrary, including any provision of this clause (i), during the period commencing on the Sixth Amendment Effective Date and ending on the date the Borrowing Base is redetermined on or about May 1, 2013 as provided herein, the Borrower will not, and will not permit any of the Guarantors to, enter into any Swap Agreement in respect of commodities.

Section 5.                                          Credit Parties Representations and Warranties.  Each Credit Party represents and warrants that: (a) after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any such representation or warranty that already is qualified or modified by materiality in the text thereof) on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) as of such earlier date; (b) after giving effect to this Agreement, no Event of Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the limited liability company power and authority of such Credit Party and have been duly authorized by appropriate limited liability company action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (f) the Liens under the Security Instruments are valid and subsisting and secure the Indebtedness (as such Indebtedness may be increased as a result of the transactions contemplated hereby).

Section 6.                                          Conditions to Effectiveness.  This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a)                                 The Administrative Agent shall have received:

(i)                                     multiple original counterparts, as requested by the Administrative Agent, of this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and each Lender; and

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(ii)                                  a copy of the fully executed Waiver and Amendment No. 6 to Second Lien Term Loan Agreement (“Second Lien Amendment”) which amends the corresponding provisions therein in the same manner as the provisions of the Credit Agreement are being amended pursuant to this Agreement, in substantially the same form as attached hereto as Exhibit A.

(b)                                 The Administrative Agent shall have received evidence satisfactory to it that conditions precedent and all other actions necessary for the Second Lien Amendment to become effective have been met or have occurred (other than the consents and agreements provided under this Agreement).

(c)                                  The representations and warranties in this Agreement shall be true and correct in all material respects.

Section 7.                                          Acknowledgments and Agreements.

(a)                                 The Borrower acknowledges that on the date hereof all outstanding Indebtedness is payable in accordance with its terms and the Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.

(b)                                 Except as provided in Section 3 above, (i) the Administrative Agent, the Issuing Bank, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents, as amended hereby, and (ii) nothing in this Agreement shall constitute a waiver or relinquishment of (A) any Default or Event of Default under any of the Loan Documents, as amended hereby, (B) any of the agreements, terms or conditions contained in any of the Loan Documents, as amended hereby, (C) any rights or remedies of the Administrative Agent, the Issuing Bank, or any Lender with respect to the Loan Documents, as amended hereby, or (D) the rights of the Administrative Agent, the Issuing Bank, or any Lender to collect the full amounts owing to them under the Loan Documents, as amended hereby.

(c)                                  The Borrower, each Guarantor, the Administrative Agent, the Issuing Bank and each Lender do hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledge and agree that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and each Guarantor acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, the Guarantee and Collateral Agreement and the other Loan Documents are not impaired in any respect by this Agreement, except as provided in Section 3 above.

(d)                                 From and after the Effective Date, all references to the Credit Agreement in the Loan Documents shall mean the Credit Agreement, as amended by this Agreement.  This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.

Section 8.                                          Reaffirmation of the Guaranty.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guarantee and Collateral Agreement are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations (as defined in the Guarantee and Collateral Agreement), as such Obligations may have been amended by this Agreement, and its

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execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guarantee and Collateral Agreement in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 9.                                          Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Agreement may be executed by facsimile or PDF electronic mail signature, and all such signatures shall be effective as originals.

Section 10.                                   Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 11.                                   Invalidity.  In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 12.                                   Governing Law.  This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 13.                                   Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:	JONES ENERGY HOLDINGS, LLC

By:
Michael McConnell
President

GUARANTORS:	JONES ENERGY, LLC
NOSLEY ASSETS, LLC

Each by:
Michael McConnell
President

Signature Page to

Waiver and Amendment No. 6 to Credit Agreement

(Jones Energy Holdings, LLC)

ADMINISTRATIVE AGENT/
LENDER:
WELLS FARGO BANK, N.A.,
as the Administrative Agent and a Lender

By:
Paul Squires
Managing Director

Signature Page to

Waiver and Amendment No. 6 to Credit Agreement

(Jones Energy Holdings, LLC)

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION

By:
Name:
Title:

Signature Page to

Waiver and Amendment No. 6 to Credit Agreement

(Jones Energy Holdings, LLC)

LENDER:	UNION BANK, N.A.

By:
Haylee Dallas
Vice President

Signature Page to

Waiver and Amendment No. 6 to Credit Agreement

(Jones Energy Holdings, LLC)

LENDER:	CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK

By:
Name:
Title:

By:
Name:
Title:

Signature Page to

Waiver and Amendment No. 6 to Credit Agreement

(Jones Energy Holdings, LLC)

LENDER:	JPMORGAN CHASE BANK, N.A.

By:
Ryan Aman
Authorized Officer

Signature Page to

Waiver and Amendment No. 6 to Credit Agreement

(Jones Energy Holdings, LLC)

LENDER:	TORONTO DOMINION (NEW YORK) LLC

By:
Name:
Title:

Signature Page to

Waiver and Amendment No. 6 to Credit Agreement

(Jones Energy Holdings, LLC)

LENDER:	COMERICA BANK

By:
Name:
Title:

Signature Page to

Waiver and Amendment No. 6 to Credit Agreement

(Jones Energy Holdings, LLC)

LENDER:	SUNTRUST BANK

By:
Name:
Title:

Signature Page to

Waiver and Amendment No. 6 to Credit Agreement

(Jones Energy Holdings, LLC)

EXHIBIT A

Second Lien Amendment

[See attached.]